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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement on Form S-4 (File No. 333-51633) of our report dated October 22, 1997, on our audit of the combined financial statements of Cushman Management Associates, Inc. and Affiliates. We also consent to the references to our firm under the caption "experts".



                                     /s/ Landa & Altsher
                                     LANDA & ALTSHER, P.C.


Randolph, Massachusetts
June 18, 1998